Exhibit 99.1

FOR IMMEDIATE RELEASE:

Investor Contact:
Tom Line—Chief Financial Officer
614-255-5989 (tline@diamond-hill.com)

DIAMOND HILL INVESTMENT GROUP, INC. REPORTS RESULTS FOR

THIRD QUARTER 2025 AND DECLARES QUARTERLY AND SPECIAL DIVIDEND

COLUMBUS, Ohio - October 30, 2025 -- Diamond Hill Investment Group, Inc. (Nasdaq: DHIL) today reported unaudited financial results for the third quarter of 2025.

The following are selected highlights for the quarter ended September 30, 2025:

•
Assets under management (“AUM”) and assets under advisement (“AUA”) combined were $32.4 billion, compared to $31.9 billion as of December 31, 2024, and $33.2 billion as of September 30, 2024.
•
Average AUM and AUA combined were $32.4 billion, compared to $32.4 billion for the third quarter of 2024.
•
Net client inflows were $41.0 million, compared to $22.0 million of net outflows for the third quarter of 2024.
•
Revenue was $37.4 million, compared to $39.0 million for the third quarter of 2024.
•
Net operating profit margin was 26%, for both the third quarter of 2025 and 2024, respectively.
•
Adjusted net operating profit margin1 was 32% for the third quarter of 2025 and 32% for the third quarter of 2024.
•
Investment income was $8.5 million, compared to investment income of $9.7 million for the third quarter of 2024.
•
Net income attributable to common shareholders was $13.6 million, compared to $14.6 million for the third quarter of 2024.
•
Earnings per share attributable to common shareholders - diluted was $4.99, compared to $5.35 for the third quarter of 2024.
•
Adjusted earnings per share attributable to common shareholders - diluted2 was $3.24, compared to $3.35 for the third quarter of 2024.
•
The Company returned approximately $6.7 million to its shareholders - $2.6 million through the repurchase of 18,871 common shares and $4.1 million through a dividend of $1.50 per common share.

"We are encouraged by the continued growth of our fixed income strategies, which added nearly $1 billion in net flows this quarter and $2 billion year-to-date,” said Heather Brilliant, CEO. “Additionally, the conversion of our Large Cap Concentrated Fund to an ETF during the quarter highlights our commitment to delivering our investment capabilities through vehicles that best serve our clients.”

_____________________________________________

1 Adjusts the financial measure calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) for the impact of market movements on the deferred compensation liability and related economic hedges, and the impact of any consolidated funds. During the third quarter of 2025, the Diamond Hill Securitized Total Return Fund was consolidated. During the third quarter of 2024, no Proprietary Funds were consolidated. The “Proprietary Funds” consist of the Diamond Hill Funds, a series of open-end mutual funds and an exchange traded fund, and the Diamond Hill Securitized Credit Fund, a closed-end registered investment company. The Proprietary Fund(s) consolidated during the applicable period is referred to as the “Consolidated Funds.” See the reconciliation to the comparable GAAP financial measure at the end of this earnings release.

2 Adjusts the financial measure calculated in accordance with GAAP for the impact of the Consolidated Fund(s) and investment income related to certain other investments. See the reconciliation to the comparable GAAP financial measure at the end of this earnings release.

325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com

Exhibit 99.1

Capital Allocation:

The Company’s board of directors approved the payment of a regular quarterly cash dividend of $1.50 per common share.

The board of directors also approved a special dividend of $4.00 per share. Both the fourth quarter regular dividend and the special dividend will be paid on December 5, 2025, to the Company’s shareholders of record as of the close of business on November 21, 2025. The Company expects 100% of the distributions to be classified as qualified dividends.

"We are pleased with our total capital return to shareholders this year, repurchasing nearly $14.5 million in shares year to date," said Heather Brilliant, CEO. "Additionally, our Q4 special dividend of $4.00 per share brings our total annual dividends to $10.00 per share, resulting in another $27.2 million returned to shareholders during 2025."

325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com

Exhibit 99.1

Selected Income Statement Data

	Three Months Ended September 30,
	2025	2024	% Change
Revenue	$37,402,519	$39,018,232	(4)%
Compensation and related costs, excluding deferred compensation expense	18,352,666	19,509,116	(6)%
Deferred compensation expense	2,051,506	2,250,168	(9)%
Other expenses	7,269,842	7,041,477	3%
Total operating expenses	27,674,014	28,800,761	(4)%
Net operating income	9,728,505	10,217,471	(5)%
Investment income, net	8,493,730	9,668,961	(12)%
Net income before taxes	18,222,235	19,886,432	(8)%
Income tax expense	(4,656,802)	(5,241,839)	(11)%
Net income	13,565,433	14,644,593	(7)%
Net income attributable to redeemable noncontrolling interest	(14,822)	-	NM
Net income attributable to common shareholders	$13,550,611	$14,644,593	(7)%

Earnings per share attributable to common shareholders - diluted	$4.99	$5.35	(7)%
Weighted average shares outstanding - diluted	2,718,171	2,738,588	(1)%

	Nine Months Ended September 30,
	2025	2024	% Change
Revenue	$110,544,660	$111,974,495	(1)%
Compensation and related costs, excluding deferred compensation expense	54,244,542	55,987,247	(3)%
Deferred compensation expense	4,128,757	4,571,396	(10)%
Other expenses	21,613,893	20,762,944	4%
Total operating expenses	79,987,192	81,321,587	(2)%
Net operating income	30,557,468	30,652,908	(0)%
Investment income, net	24,168,384	18,380,048	31%
Net income before taxes	54,725,852	49,032,956	12%
Income tax expense	(14,629,141)	(13,246,590)	10%
Net income	40,096,711	35,786,366	12%
Net income attributable to redeemable noncontrolling interest	(613,260)	-	NM
Net income attributable to common shareholders	$39,483,451	$35,786,366	10%

Earnings per share attributable to common shareholders - diluted	$14.47	$12.90	12%
Weighted average shares outstanding - diluted	2,728,671	2,774,819	(2)%

325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com

Exhibit 99.1

Selected Assets Under Management and Assets Under Advisement Data

	Change in Assets Under Management
	For the Three Months Ended September 30,
(in millions)	2025	2024
AUM at beginning of period	$30,071	$29,291
Net cash inflows (outflows)
Proprietary Funds	171	423
Separately managed accounts	(227)	(313)
Collective investment trusts	220	(23)
Other pooled vehicles	(123)	(109)
	41	(22)
Net market appreciation and income	471	2,006
Increase during period	512	1,984
AUM at end of period	30,583	31,275
AUA at end of period	1,828	1,957
Total AUM and AUA at end of period	$32,411	$33,232

Average AUM during period	$30,543	$30,488
Average AUA during period	1,813	1,928
Total Average AUM and AUA during period	$32,356	$32,416

	Change in Assets Under Management
	For the Nine Months Ended September 30,
(in millions)	2025	2024
AUM at beginning of period	$30,012	$27,418
Net cash inflows (outflows)
Proprietary Funds	412	632
Separately managed accounts	(950)	(661)
Collective investment trusts	(340)	394
Other pooled vehicles	(254)	(40)
	(1,132)	325
Net market appreciation and income	1,703	3,532
Increase during period	571	3,857
AUM at end of period	30,583	31,275
AUA at end of period	1,828	1,957
Total AUM and AUA at end of period	$32,411	$33,232

Average AUM during period	$30,087	$29,333
Average AUA during period	1,835	1,870
Total Average AUM and AUA during period	$31,922	$31,203

	Net Cash Inflows (Outflows) Further Breakdown
	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
(in millions)	2025	2024	2025	2024
Net cash inflows (outflows)
Equity	$(935)	$(477)	$(3,120)	$(1,199)
Fixed Income	976	455	1,988	1,524
	$41	$(22)	$(1,132)	$325

325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com

Exhibit 99.1

About Diamond Hill:

Diamond Hill invests on behalf of clients through a shared commitment to its valuation-driven investment principles, long-term perspective, capacity discipline and client alignment. An independent active asset manager with significant employee ownership, Diamond Hill’s investment strategies include differentiated U.S. and international equity, alternative long-short equity and fixed income.

325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com

Exhibit 99.1

Non-GAAP Financial Measures and Reconciliation

As supplemental information, the Company is providing certain financial measures that are based on methodologies other than GAAP (“non-GAAP”). Management believes the non-GAAP financial measures below are useful measures of the Company’s core business activities, are important metrics in estimating the value of an asset management business, and help facilitate comparisons to Company operating performance across periods. These non-GAAP financial measures are presented for supplemental informational purposes only, should not be used as a substitute for financial measures calculated in accordance with GAAP and may be calculated differently from similarly titled non-GAAP measures used by other companies. The following schedules reconcile the differences between financial measures calculated in accordance with GAAP and non-GAAP financial measures for the three- and nine months ended September 30, 2025 and 2024, respectively. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, as well as the Company’s condensed consolidated financial statements and related notes in its quarterly report on Form 10-Q for the quarter ended September 30, 2025.

	Three Months Ended September 30, 2025
(in thousands, except percentages and per share data)	Total operating expenses	Net operating income	Total non-operating income (loss)	Income tax expense(4)	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Net operating profit margin
GAAP Basis	$27,674	$9,729	$8,494	$4,657	$13,551	$4.99	26%
Non-GAAP Adjustments:
Deferred compensation liability(1)	(2,052)	2,052	(2,052)	—	—	—	6%
Consolidated Funds(2)	—	50	(936)	(223)	(647)	(0.24)	—
Other investment income(3)	—	—	(5,506)	(1,408)	(4,098)	(1.51)	—
Adjusted Non-GAAP basis	$25,622	$11,831	$—	$3,026	$8,806	$3.24	32%

	Three Months Ended September 30, 2024
(in thousands, except percentages and per share data)	Total operating expenses	Net operating income	Total non-operating income (loss)	Income tax expense(4)	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Net operating profit margin
GAAP Basis	$28,801	$10,217	$9,669	$5,242	$14,645	$5.35	26%
Non-GAAP Adjustments:
Deferred compensation liability(1)	(2,250)	2,250	(2,250)	—	—	—	6%
Other investment income(3)	—	—	(7,419)	(1,956)	(5,463)	(2.00)	—
Adjusted Non-GAAP basis	$26,551	$12,467	$—	$3,286	$9,182	$3.35	32%

	Nine Months Ended September 30, 2025
(in thousands, except percentages and per share data)	Total operating expenses	Net operating income	Total non-operating income (loss)	Income tax expense(4)	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Net operating profit margin
GAAP Basis	$79,987	$30,557	$24,168	$14,629	$39,483	$14.47	28%
Non-GAAP Adjustments:
Deferred compensation liability(1)	(4,129)	4,129	(4,129)	—	—	—	4%
Consolidated Funds(2)	—	156	(3,223)	(663)	(1,790)	(0.66)	—
Other investment income(3)	—	—	(16,816)	(4,546)	(12,270)	(4.49)	—
Adjusted Non-GAAP basis	$75,858	$34,842	$—	$9,420	$25,423	$9.32	32%

325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com

Exhibit 99.1

	Nine Months Ended September 30, 2024
(in thousands, except percentages and per share data)	Total operating expenses	Net operating income	Total non-operating income (loss)	Income tax expense(4)	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Net operating profit margin
GAAP Basis	$81,322	$30,653	$18,380	$13,247	$35,786	$12.90	27%
Non-GAAP Adjustments:
Deferred compensation liability (1)	(4,571)	4,571	(4,571)	—	—	—	4%
Other investment income(3)	—	—	(13,809)	(3,731)	(10,078)	(3.64)	—
Adjusted Non-GAAP basis	$76,751	$35,224	$—	$9,516	$25,708	$9.26	31%

(1) This non-GAAP adjustment removes the compensation expense resulting from market valuation changes in the Company’s deferred compensation plans’ liability and the related net gains/losses on investments designated as an economic hedge against the related liability. Amounts deferred under the deferred compensation plans are adjusted for appreciation/depreciation of investments chosen by participants. The Company believes it is useful to offset the non-operating investment income or loss realized on the hedges against the related compensation expense and remove the net impact to help readers understand the Company’s core operating results and to improve comparability from period to period.

(2) This non-GAAP adjustment removes the impact that the Consolidated Fund has on the Company’s GAAP consolidated statements of income. Specifically, the Company adds back the operating expenses and subtracts the investment income of the Consolidated Fund(s). The adjustment to net operating income represents the operating expenses of the Consolidated Fund(s), net of the elimination of related management and administrative fees. The adjustment to net income attributable to common shareholders represents the net income of the Consolidated Fund(s), net of redeemable non-controlling interests. The Company believes removing the impact of the Consolidated Fund(s) helps readers understand its core operating results and improves comparability from period to period.

(3) This non-GAAP adjustment represents the net gains or losses earned on the Company’s non-consolidated investment portfolio that are not designated as economic hedges of the Deferred Compensation Plans’ liability, non-consolidated seed investments, and other investments. The Company believes adjusting for these non-operating income or loss items helps readers understand the Company’s core operating results and improves comparability from period to period.

(4) The income tax expense impacts were calculated and resulted in the overall non-GAAP effective tax rates of 25.6% for the three months ended September 30, 2025, 26.4% for the three months ended September 30, 2024, 27.0% for the nine months ended September 30, 2025, and 27.0% for the nine months ended September 30, 2024.

The Company does not recommend that investors consider non-GAAP financial measures alone, or as a substitute for, financial information prepared in accordance with GAAP.

325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com

Exhibit 99.1

Cautionary Note Regarding Forward-Looking Statements

Throughout this press release, the Company may make “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended (the “PSLR Act”), Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are provided under the “safe harbor” protection of the PSLR Act of 1995. Forward-looking statements include, but are not limited to, statements regarding anticipated operating results, prospects and levels of AUM or AUA, technological developments, economic trends (including interest rates and market volatility), expected transactions and similar matters. The words “may,” “believe,” “expect,” “anticipate,” “target,” “goal,” “project,” “estimate,” “guidance,” “forecast,” “outlook,” “would,” “will,” “continue,” “likely,” “should,” “hope,” “seek,” “plan,” “intend,” and variations of such words and similar expressions identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals, or targets are also forward-looking statements. Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. While the Company believes that the assumptions underlying its forward-looking statements are reasonable, investors are cautioned that any of the assumptions could prove to be inaccurate and, accordingly, the Company’s actual results and experiences may differ materially from the anticipated results or other expectations expressed in its forward-looking statements.

Factors that may cause the Company’s actual results or experiences to differ materially from results discussed in forward-looking statements are discussed under Part I, Item 1A (Risk Factors) and elsewhere in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as well as in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025. These factors include, but are not limited to: (i) any reduction in the Company’s AUM or AUA; (ii) withdrawal, renegotiation, or termination of investment advisory agreements; (iii) damage to the Company’s reputation; (iv) failure to comply with investment guidelines or other contractual requirements; (v) challenges from the competition the Company faces in its business; (vi) challenges from industry trends towards lower fee strategies and model portfolio arrangements; (vii) adverse regulatory and legal developments; (viii) unfavorable changes in tax laws or limitations; (ix) interruptions in or failure to provide critical technological service by the Company or third parties; (x) adverse civil litigation and government investigations or proceedings; (xi) failure to adapt to or successfully incorporate technological changes, such as artificial intelligence (“AI”), into the Company’s business; (xii) risk of loss on the Company’s investments; (xiii) lack of sufficient capital on satisfactory terms; (xiv) losses or costs not covered by insurance; (xv) a decline in the performance of the Company’s products; (xvi) changes in interest rates and inflation; (xvii) changes in national and local economic and political conditions; (xviii) the continuing economic uncertainty in various parts of the world; (xix) the effects of pandemics and the actions taken in connection therewith; (xx) political uncertainty caused by, among other things, political parties, economic nationalist sentiments, tensions surrounding the current socioeconomic landscape; (xxi) changes in trade policy, including new tariffs and retaliatory measures, by the U.S. and other countries; and (xxii), other risks identified from time-to-time in the Company’s public documents on file with the SEC.

In light of the significant uncertainties in forward-looking statements, the inclusion of such information should not be regarded as a representation by the Company or any other person that its expectations, objectives and plans will be achieved. All forward-looking statements made in this press release are based on information presently available to the management of the Company and speak only as of the date hereof. Readers are cautioned not to place undue reliance on forward-looking statements. New risks and uncertainties arise from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict these events or how they may affect it. The Company assumes no obligation to update any forward-looking statements after the date they are made, whether as a result of new information, future events or developments or otherwise, except as required by law, although it may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.

325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com